                                                                   EXHIBIT 10(o)

                                VOTING AGREEMENT

              In consideration of Texas Instruments Incorporated, a Delaware corporation ("PARENT"), Unicorn Acquisition Corp., a Maryland corporation ("MERGER SUB"), and Unitrode Corporation, a Maryland corporation (the "COMPANY"), entering into on the date hereof an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT") which provides, among other things, that Merger Sub, upon the terms and subject to the conditions thereof, will be merged with and into the Company (the "MERGER") and each outstanding share of Company Common Stock (as defined in the Merger Agreement) will be converted into the Share Consideration (as defined in the Merger Agreement) in accordance with the terms of the Merger Agreement, each of the undersigned holders (each, a "STOCKHOLDER") of shares of Company Common Stock agrees with each of Parent, Merger Sub and the Company as follows:

         1. Each Stockholder hereby agrees, in person or by proxy, to vote the shares of Company Common Stock set forth opposite its name in SCHEDULE A hereto (the "SCHEDULE A SECURITIES") to approve and adopt the Merger and the transactions contemplated thereby at any meeting or meetings of the stockholders of the Company, and at any adjournment thereof or pursuant to action by written consent, at or by which the Merger or such other transactions, are submitted for the consideration and vote of the stockholders of the Company.

         2. Each Stockholder hereby agrees that such Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Schedule A Securities which is inconsistent with the obligations of such Stockholder under this Agreement.

         3. A Stockholder may sell, assign, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding in respect of the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Schedule A Securities during the term of this Agreement provided such Stockholder provides written notice to Parent and first obtains a written agreement from the proposed transferee pursuant to which the proposed transferee agrees to be bound by the terms of this Agreement.

         4. Each Stockholder hereby represents and warrants to Parent and Merger Sub that as of the date hereof:

                  (a) Such Stockholder (i) owns beneficially all of the shares of Company Common Stock set forth opposite the Stockholder's name in SCHEDULE A hereto, (ii) has the legal power, authority and right to enter into, execute and deliver this Voting Agreement without the consent or approval of any other person, and (iii) has not entered into any voting agreement or other similar agreement with or granted any person any proxy (revocable or irrevocable) in respect of such shares (other than this Voting Agreement).

                  (b) Assuming due authorization, execution and delivery by the other parties hereto, this Voting Agreement is the valid and binding agreement of such Stockholder.

                  (c) No investment banker, broker or finder is entitled to a commission or fee from such Stockholder in respect of this Voting Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

         5. If any provision of this Voting Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Voting Agreement.

         6. This Voting Agreement may be executed in two or more counterparts each of which shall constitute one and the same instrument.

         7. The parties hereto agree that if for any reason any party hereto shall have failed to perform its obligations under this Voting Agreement, then the party seeking to enforce this Voting Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Voting Agreement.

         8. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

         9. This Agreement shall terminate upon the earlier of (a) the Effective Time (as defined in the Merger Agreement) or (b) the termination of the Merger Agreement in accordance with its terms.

         10. Parent, Merger Sub and the Company understand and agree that this Agreement pertains only to each Stockholder and not to any of its affiliates, if any, or advisers.

         11. Neither Parent, Merger Sub nor the Company will enter into any agreement with any other stockholder of the Company having a purpose or effect substantially similar to that of this Voting Agreement on financial terms (in respect of such other stockholder) more favorable than the terms of this Voting Agreement.

         12. Any Stockholder who is also a director or officer of the Company will not, by execution of this Agreement, be precluded from exercising his or her duties under applicable law in his or her capacity as a director with respect to the Company and nothing herein will limit or affect, or give rise to any liability to a Stockholder by virtue



                                       2
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of any actions taken by such Stockholder in his or her capacity as a director or officer of the Company.

         13. Nothing contained in this Voting Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Schedule A Securities. All rights, ownership and economic benefits of and relating to the Schedule A Securities shall remain and belong to the applicable Stockholder and neither Parent, Merger Sub nor the Company shall have any power or authority to direct any Stockholder in the voting of any Schedule A Securities or the performance by any Stockholder of its duties or responsibilities as a stockholder of the Company, except as otherwise provided herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of July 25, 1999.

                                     TEXAS INSTRUMENTS INCORPORATED



                                     By: /s/ DELBERT A. WHITAKER
                                        ----------------------------------------
                                           Name:   Delbert A. Whitaker
                                           Title:  Senior Vice President




                                     UNICORN ACQUISITION CORP.



                                     By: /s/ DELBERT A. WHITAKER
                                        ----------------------------------------
                                           Name:   Delbert A. Whitaker
                                           Title:  Senior Vice President



                                     UNITRODE CORPORATION



                                     By: /s/ JOHN KOKULIS
                                        ----------------------------------------
                                           Name: John Kokulis
                                           Title: Executive Vice President/CFO

                                         STOCKHOLDERS


                                         /s/ DIETRICH R. ERDMANN
                                         ---------------------------------------
                                         Dietrich R. Erdmann


                                         /s/ ROBERT L. GABLE
                                         ---------------------------------------
                                         Robert L. Gable


                                         /s/ ROBERT J. RICHARDSON
                                         ---------------------------------------
                                         Robert J. Richardson


                                         /s/ ALLAN R. CAMPBELL
                                         ---------------------------------------
                                         Allan R. Campbell


                                         /s/ RAYMOND G. HAWKINS
                                         ---------------------------------------
                                         Raymond G. Hawkins

                                   SCHEDULE A
                                       TO
                                VOTING AGREEMENT

Stockholder                                 Class                               Number of Shares
-----------                                 -----                               ----------------
Dietrich R. Erdmann                         Common                                      605,212
Robert L. Gable                             Common                                       87,000
Robert J. Richardson                        Common                                       50,000
Allan R. Campbell                           Common                                      119,750
Raymond G. Hawkins                          Common                                        6,000